Net Investment in Direct Financing Leases	12 Months Ended
Dec. 31, 2018
Leases [Abstract]
Net Investment in Direct Financing Leases	Net Investment in Direct Financing Leases
Our direct financing leases include a lease of the Northeast Jackson Dome (“NEJD”) Pipeline. Under the terms of the agreement, we are paid quarterly payments, which commenced August 2008. These quarterly payments are fixed at approximately $20.7 million per year during the lease term at an interest rate of 10.25%. At the end of the lease term in 2028, we will convey all of our interests in the NEJD Pipeline to the lessee for a nominal payment. There are requirements in our leases that would provide credit support should the credit rating of our lessee fall to certain levels, and at December 31, 2018, the required credit support has been provided.
The following table lists the components of the net investment in direct financing leases:

	December 31,
	2018	2017
Total minimum lease payments to be received	$195,280	$215,884
Unamortized initial direct costs	801	950
Less unearned income	(70,735)	(83,918)
Net investment in direct financing leases	125,346	132,916
Less current portion (included in other current assets)	(8,421)	(7,633)
Long-term portion of net investment in direct financing leases	$116,925	$125,283

At December 31, 2018, minimum lease payments to be received for each of the five succeeding fiscal years are $20.7 million.